SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 8, 2008 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)

(301) 306-1111
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                On December 8, 2008, Radio One, Inc. (the “Company”) executed an amendment (the “Thompson Amendment”) to the employment agreement of Peter D. Thompson, the Company’s Chief Financial Officer. On December 9, 2008, the Company also executed an amendment (the “Mayo Amendment”) to the employment agreement of Barry A. Mayo, the Company’s President, Radio Division.  The Thompson Amendment and the Mayo Amendment are hereinafter collectively referred to as the Amendments.  The Amendments have been made to ensure that Mr. Thompson’s and Mr. Mayo’s employment agreements comply with Internal Revenue Code Section 409A and implementing regulations (the “409A Rules”) in connection with the December 31, 2008 compliance deadline.

Amendments

Pursuant to the Amendments, the Company and Mr. Thompson and Mr. Mayo, respectively, agreed that any payments which may become due to Mr. Thompson and/or Mr. Mayo in connection with their termination of employment and which may be subject to the 409A Rules, will be delayed for a six-month period as necessary to enable such payments to be made without incurring excise taxes and/or penalties under the 409A Rules.  The Amendments also make certain other revisions to ensure administrative compliance with the 409A Rules.

Copies of the Amendments are attached to this report on Form 8-K as Exhibits 10.1 and 10.2 and the foregoing summary of their material terms are qualified in their entirety by reference to the actual terms of the Amendments.

Statements in this Form 8K which are other than historical facts are intended to be “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws.  While the Company believes such statements are reasonable, the actual results and effects could differ materially from those currently anticipated.  In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.

ITEM 9.01.                       Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	Employment Agreement Amendment and Modification dated as of October 7, 2008 between Radio One, Inc. and Peter D. Thompson
10.2	Employment Agreement Amendment and Modification dated as of October 7, 2008 between Radio One, Inc. and Barry A. Mayo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
December 12, 2008	Peter D. Thompson
Executive Vice President and Chief Financial Officer